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                                                                   EXHIBIT 10.78

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

No.                                                                     Warrants


                            VOID AFTER MARCH 23, 2005

                        WARRANT CERTIFICATE FOR PURCHASE
                                 OF COMMON STOCK

                           ACCUMED INTERNATIONAL, INC.


               This certifies that FOR VALUE RECEIVED ________________________ or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $0.01 par value per share ("Common Stock") of AccuMed International, Inc., a Delaware corporation (the "Company"), at any time commencing on March 19, 1998, with respect to Warrants to purchase up to ________ shares (39.79%) of Common Stock represented hereby, and (ii) the date in which the Company has a sufficient number of authorized shares of Common Stock reserved for issuance (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants) to permit the issuance of the shares of Common Stock to be issued pursuant to the exercise of the Warrants ("Authorized Share Date") with respect to Warrants to purchase up to _______ shares (60.21%) of Common Stock represented hereby, and in both cases,and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof properly completed and duly executed, at the corporate office of the Company, accompanied by payment of an amount equal to $0.75 for each Warrant (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to AccuMed International, Inc. The Company may, at its election, reduce the Purchase Price.



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               This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March 19, 1998, as amended as of March 23, 1998 between the Company and Commonwealth Associates in connection with a private placement (the "Private Placement") of Units of the Company.

               In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

               Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued in respect thereto. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver to the Registered Holder a new Warrant Certificate or Warrant Certificates of like tenor, which the Company shall countersign, for the balance of such Warrants.

               The term "Expiration Date" shall mean 5:00 P.M. (New York time) on March 23, 2005, or such earlier date as the Warrants shall be redeemed, provided that if such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. The Company may, at its sole election, extend the Expiration Date.

               This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

               Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any of the rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

               The Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.25 per Warrant at any time after the date hereof, provided (i) the Market Price (as defined in the Warrant Agreement) for the Common Stock shall equal or exceed



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$4.50 per share and (ii) there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the Warrants. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants represented hereby except to receive the $.25 in cash per Warrant upon surrender of this Warrant Certificate.

               Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

               This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof.

               IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                           ACCUMED INTERNATIONAL, INC.


Dated:  _____________, 1998

                                            By:_____________________________


                                            By:______________________________
[seal]


Attest:



_________________________
Joyce Wallach
Secretary and General Counsel



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                               NOTICE OF EXERCISE

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

               The undersigned Registered Holder hereby irrevocably elects to exercise _____ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]

and be delivered to

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

               The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                          ______________________________________
                                          (Name of NASD Member)
Dated:  ______________________
X______________________
        _________________
        __________________
                                            Address

                                            ______________________
Taxpayer Identification Number

__________________________
Signature Guaranteed

____________________



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                                   ASSIGNMENT


                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants


FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]


_________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
____________________________________ _______________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:  ____________________
X________________________

Signature Guaranteed


_________________________


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.



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